EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of U.S. Auto Parts Network, Inc. (the “Company”) on Form 10-K for the fiscal year ended January 3, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Yoshida, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 19, 2015

/s/ MICHAEL YOSHIDA
Michael Yoshida
Interim Chief Financial Officer